Storm Ventures Fund III, L.P.
By Storm Venture Associates III, L.L.C.
Its General Partner
By: /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member

Storm Ventures Affiliates Fund III, L.P.
By Storm Venture Associates III, L.L.C.
Its General Partner
By: /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member

Storm Ventures Principals Fund III, L.L.C.
By Storm Venture Associates III, L.L.C.
Its Managing Member
By: /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member

Storm MI Investments, L.P.
By Storm Venture Associates III, L.L.C.
Its General Partner
Name:  Tae Hea Nahm
By: /s/ Tae Hea Nahm
Title:  Managing Member

Storm Ventures Fund IV, L.P.
By Storm Venture Associates IV, L.L.C.
Its General Partner
By: /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member

Storm Venture Associates III, L.L.C.
By: /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member

Storm Venture Associates IV, L.L.C.
By: /s/ Tae Hea Nahm
Name:  Tae Hea Nahm
Title:  Managing Member


By: /s/ Tae Hea Nahm
Name:  Tae Hea Nahm